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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                      PURSUANT TO SECTION  13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 12, 2000
                       (Date of earliest event reported)

                         THE CHARLES SCHWAB CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                   1-9700                 94-3025021
-------------------------------    -----------   -------------------------------
(State or other jurisdiction of    (Commission   (I.R.S. Employer Identification
        organization)                 File                   Number)
                                    Number)



                               120 Kearny Street
                           San Francisco, California             94108
                           -------------------------           ----------
                    (Address of principal executive offices)   (Zip Code)



                                  415/627-7000
                             ---------------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

      On January 13, 2000, The Charles Schwab Corporation (the "Company") announced that it had entered into an Agreement and Plan of Merger dated as of January 12, 2000 (the "Merger Agreement"), by and among U.S. Trust Corporation ("U.S. Trust"), Patriot Merger Corporation ("Merger Sub") and the Company. Under the terms of the Merger Agreement, U.S. Trust will become a wholly owned subsidiary of the Company through the merger of Merger Sub with and into U.S. Trust (the "Merger").

      Under the terms of the Merger Agreement, each common share of U.S. Trust will be converted into the right to receive 3.427 shares of the Company's common stock. The Merger is subject to various conditions set forth in the Merger Agreement, including the adoption of the Merger Agreement by the shareholders of U.S. Trust, certain regulatory approvals and other customary conditions.

      In connection with the Merger Agreement, the Company and U.S. Trust entered into a Stock Option Agreement dated as of January 12, 2000 (the "Stock Option Agreement"), under which the Company has the right, under certain circumstances, to purchase up to 19.9% of U.S. Trust's issued and outstanding common shares.

      On January 13, 2000, the Company and U.S. Trust gave a presentation to analysts regarding the Merger.

      Copies of the Merger Agreement, the press release dated January 13, 2000, the Stock Option Agreement and the analyst presentation materials are attached hereto as Exhibits 2.1, 99.1, 99.2 and 99.3, respectively, and incorporated herein by reference in their entirety.

      Exhibit 99.3 to this current report on Form 8-K contains forward-looking statements that reflect management's goals, objectives and expectations. These statements relate to, among other things, U.S. investor demographics, benefits to be realized from the Merger and the pro forma financial impact of the Merger. Achievement of the expressed goals, objectives and expectations is subject to certain risks and uncertainties that could cause actual results to differ materially from those goals, objectives or expectations. Important factors that may cause such differences include, but are not limited to: economic disruptions; a severe downturn in the securities markets; changes in the growth rate of U.S. household assets; outcomes significantly different than assumptions concerning feasibility, magnitude or timing of expected benefits; intensified competition in the wealth management arena; and changes in the legal and regulatory environment. Such forward-looking statements speak only as of the date on which such statements were made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made to reflect the occurrence of unanticipated events. Additional discussions of the risks faced by the Company and U.S. Trust are contained in their Annual Reports and Quarterly Reports on Form 10-K and Form 10-Q, respectively.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.

EXHIBIT     DESCRIPTION
-------     -----------
  2.1       Agreement and Plan of Merger dated as of January 12, 2000, by and among The
            Charles Schwab Corporation, Patriot Merger Corporation and U.S. Trust Corporation.

 99.1       Press release of The Charles Schwab Corporation and U.S. Trust Corporation dated
            January 13, 2000, announcing the execution of the definitive merger agreement.

 99.2       Stock Option Agreement dated as of January 12, 2000, between The Charles Schwab
            Corporation and U.S. Trust Corporation.

 99.3       Analyst presentation materials dated January 13, 2000, regarding the Merger.


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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CHARLES SCHWAB CORPORATION

                                    By: /s/ CHRISTOPHER V. DODDS
                                       --------------------------------------
                                       Name: Christopher V. Dodds
                                       Title: Executive Vice President and
                                              Chief Financial Officer

Date: January 14, 2000

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                                                                               4

                                 EXHIBIT INDEX

EXHIBIT         DESCRIPTION
-------         -----------
 2.1            Agreement and Plan of Merger dated as of January 12, 2000, by and among The Charles Schwab Corporation, Patriot Merger
                Corporation and U.S. Trust Corporation.

99.1            Press release of The Charles Schwab Corporation and U.S. Trust
                Corporation dated January 13, 2000, announcing the execution of the definitive merger agreement.

99.2            Stock Option Agreement dated as of January 12, 2000, between
                The Charles Schwab Corporation and U.S. Trust Corporation.

99.3 Analyst presentation materials dated January 13, 2000, regarding the Merger.